UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☒ Definitive Proxy Statement

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☐ Soliciting Material under § 240.14a-12

American Virtual Cloud Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Virtual Cloud Technologies, Inc. 1720 Peachtree Street, Suite 629 Atlanta, GA 30309

May 3, 2022

To the Stockholders of American Virtual Cloud Technologies, Inc. (the “Company”):

You are cordially invited to attend a special meeting of stockholders of the Company (as may be adjourned, the “Special Meeting”) to be held on May 24, 2022, at 10:00 a.m. local time at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102.

Information regarding each of the matters to be voted on at the Special Meeting is contained in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. The Board of Directors recommends that you vote “for” each of the proposals to be presented at the Special Meeting.

Whether or not you plan to attend the Special Meeting, we urge you to use our Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the Special Meeting. If you later decide to attend the Special Meeting or change your vote, you may withdraw your proxy and vote in person at the Special Meeting. Voting through our Internet voting system or by proxy will ensure your representation at the Special Meeting if you do not attend in person.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted. We thank you for your continued support of the Company and look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Michael Tessler
Michael Tessler
Chairman of the Board

American Virtual Cloud Technologies, Inc. 1720 Peachtree Street, Suite 629 Atlanta, GA 30309

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

May 3, 2022

Dear Stockholder:

It is my pleasure to invite you to attend American Virtual Cloud Technologies, Inc.’s (the “Company”) special meeting of stockholders (as may be adjourned, the “Special Meeting”). The Special Meeting will be held on May 24, 2022, at 10:00 a.m. local time at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102. At the Special Meeting, you will be asked:

1.	To approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of common stock of the Company (the “Common Stock”) upon conversion of the shares of Series B convertible preferred stock (the “Series B Preferred Stock”) or exercise of the warrants issued by us pursuant to the terms of a Securities Purchase Agreement, dated as of February 28, 2022, in an amount equal to 20% or more of our Common Stock outstanding (the “Nasdaq Proposal I”);

2.	To approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of Common Stock upon conversion of the senior secured convertible notes of the Company (the “Notes”) issued by us pursuant to the terms of a Securities Purchase Agreement, dated as of April 14, 2022, in an amount equal to 20% or more of our Common Stock outstanding (the “Nasdaq Proposal II”);

3.	To approve the first amendment to the American Virtual Cloud Technologies, Inc. 2020 Equity Incentive Plan (the “Plan”) (the “Equity Incentive Plan Amendment Proposal”);
4.

To approve an amendment to our amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of Common Stock into one-fifth of a share of Common Stock (e.g., a 1-for-5 reverse stock split) in the form attached as Annex 2 (“Amendment 1”), and authorize our Board of Directors to implement or abandon Amendment 1 no later than September 30, 2022 (the “Reverse Stock Split Proposal (1:5)”);

5.

To approve an amendment to our amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of Common Stock into one-tenth of a share of Common Stock (e.g., a 1-for-10 reverse stock split) in the form attached as Annex 3 (“Amendment 2”), and authorize our Board of Directors to implement or abandon Amendment 2 no later than September 30, 2022 (the “Reverse Stock Split Proposal (1:10)”);

6.

To approve an amendment to our amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of Common Stock into one-fifteenth of a share of Conversion Stock (e.g., a 1-for-15 reverse stock split) in the form attached as Annex 4 (“Amendment 3”), and authorize our Board of Directors to implement or abandon Amendment 3 no later than September 30, 2022 (the “Reverse Stock Split Proposal (1:15)”);

7.	To authorize the Board of Directors to adjourn the Special Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies if there are not sufficient votes present in person or represented by proxy at the Special Meeting to approve any one or more of the proposals; and

8.	To transact any other business which properly may be brought before the Special Meeting, including matters incidental to its conduct.

Only stockholders of record as of the close of business on April 18, 2022 may vote at the Special Meeting.

It is important that your shares be represented at the Special Meeting, regardless of the number you may hold. Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present in person at the Special Meeting.

I look forward to seeing you on May 24, 2022.

Sincerely,

/s/ Michael Tessler
Michael Tessler
Chairman of the Board

This proxy statement, including the form of proxy, is first being mailed to stockholders on or about May 3, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 24, 2022: The proxy statement and annual report to security holders are available at www.cstproxy.com/avctechnologies/sm2022.

American Virtual Cloud Technologies, Inc. 1720 Peachtree Street, Suite 629 Atlanta, GA 30309

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why did you furnish me this Proxy Statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company,” “AVCT,” “we,” us,” or “our”), for use at the special meeting of the Company’s stockholders to be held on May 24, 2022, at 10:00 a.m. local time at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, and at any adjournments of the special meeting (the “special meeting”). This proxy statement summarizes the information that you need to make an informed vote on the proposals to be considered at the special meeting. However, you do not need to attend the special meeting to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card using the postage-prepaid envelope provided, or you may grant a proxy to vote your shares by means of the Internet. The approximate date on which this proxy statement and the enclosed proxy card were sent to the Company’s stockholders is May 3, 2022.

What proposals will be addressed at the special meeting?

Stockholders will be asked to consider the following proposals at the special meeting:

1.	To approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of common stock of the Company (the “Common Stock”) upon conversion of the shares of Series B convertible preferred stock of the Company (the “Series B Preferred Stock”) or exercise of the warrants issued by us pursuant to the terms of a Securities Purchase Agreement, dated as of February 28, 2022, in an amount equal to 20% or more of our Common Stock outstanding (the “Nasdaq Proposal I”);

2.	To approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of Common Stock upon conversion of the senior secured convertible notes of the Company (the “Notes”) issued by us pursuant to the terms of a Securities Purchase Agreement, dated as of April 14, 2022, in an amount equal to 20% or more of our Common Stock outstanding (the “Nasdaq Proposal II”);

3.	To approve the first amendment to the American Virtual Cloud Technologies, Inc. 2020 Equity Incentive Plan (the “Plan”) (the “Equity Incentive Plan Amendment Proposal”);
4.

To approve an amendment to our amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of Common Stock into one-fifth of a share of Common Stock (e.g., a 1-for-5 reverse stock split) in the form attached as Annex 2 (“Amendment 1”), and authorize our Board of Directors to implement or abandon Amendment 1 no later than September 30, 2022 (the “Reverse Stock Split Proposal (1:5)”);

5.

To approve an amendment to our amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of Common Stock into one-tenth of a share of Common Stock (e.g., a 1-for-10 reverse stock split) in the form attached as Annex 3 (“Amendment 2”), and authorize our Board of Directors to implement or abandon Amendment 2 no later than September 30, 2022 (the “Reverse Stock Split Proposal (1:10)”);

6.

To approve an amendment to our amended and restated certificate of incorporation to effect a reclassification and conversion of each outstanding share of Common Stock into one-fifteenth of a share of Conversion Stock (e.g., a 1-for-15 reverse stock split) in the form attached as Annex 4 (“Amendment 3”), and authorize our Board of Directors to implement or abandon Amendment 3 no later than September 30, 2022 (the “Reverse Stock Split Proposal (1:15)”);

7.	To authorize the Board of Directors to adjourn the special meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies if there are not sufficient votes present in person or represented by proxy at the special meeting to approve any one or more of the proposals; and

8.	To transact any other business which properly may be brought before the special meeting including matters incidental to its conduct.

The Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote as set forth in the following pages of this proxy statement with respect to each proposal.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Who may vote on these proposals?

Stockholders who owned shares of Common Stock as of the close of business on Monday, April 18, 2022 (the “Record Date”) are entitled to vote at the special meeting on all matters properly brought before the special meeting.

As of the Record Date, the Company had 91,509,715 issued and outstanding shares of Common Stock entitled to vote at the special meeting.

How many votes do I have?

Each share of Common Stock is entitled to one vote on each matter that comes before the special meeting.

Why would the special meeting be adjourned?

The Board intends to adjourn the special meeting if, as of May 24, 2022, the number of shares of voting stock present at the special meeting, in person or represented by proxy, is insufficient to either constitute a quorum or approve any one or more of the proposals described in this proxy statement to be submitted to stockholders for consideration.

What constitutes a quorum?

To conduct business at the Company’s special meeting, a majority of the voting power of the issued and outstanding shares of the Company’s capital stock must be present in person or represented by proxy. This is known as a “quorum.” Abstentions and broker non-votes (described below) will count toward establishing a quorum.

How do I vote by proxy?

Whether you plan to attend the special meeting in person or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the postage-prepaid envelope provided, or to vote via the Internet. Alternatively, if you are a stockholder of record, you may go to www.cstproxy.com/avctechnologies/sm2022 and grant a proxy to vote your shares by means of the Internet. You will be required to provide the control number contained on your proxy card. Returning the proxy card or voting via the Internet will not affect your right to attend or to vote in person at the special meeting.

If you properly complete your proxy card and send it to us in time to vote or timely grant your proxy via the Internet, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed on the proxy card. If you sign the proxy card but do not give voting instructions for a particular proposal, then your proxy will vote your shares on that proposal as recommended by the Board of Directors as follows:

1.	FOR the approval of the Nasdaq Proposal I;

2.	FOR the approval of the Nasdaq Proposal II;
3.	FOR the approval of the Equity Incentive Plan Amendment Proposal;

4.	FOR the approval of the Reverse Stock Split Proposal (1:5);
5.	FOR the approval of the Reverse Stock Split Proposal (1:10);
6.	FOR the approval of the Reverse Stock Split Proposal (1:15);
7.	FOR the Board authorization to adjourn the special meeting to a later date or dates if there is no quorum or there are insufficient votes to approve any one or more of the proposals; and

8.	In the proxy’s discretion with respect to any other business which is properly brought before the special meeting, including matters incidental to its conduct.

As of the date of this proxy statement, we are not aware of any matters other than those set forth in proposals 1 through 7 that will be brought before the special meeting.

How do I vote in person?

If you plan to attend the special meeting and vote in person, we will give you a ballot when you arrive. While you are not required to notify anyone in order to attend the special meeting, if you do plan to attend the meeting in person, we would appreciate it if you would indicate your plans to attend the special meeting in person when you vote by Internet or mark the appropriate box on the proxy card, or notify our Corporate Secretary at (404) 239-2863. This will assist us with special meeting preparations.

The special meeting is currently scheduled to be held in person. However, we are actively monitoring the coronavirus, or COVID-19, situation and if we determine that it is not possible or advisable to hold the special meeting in person, we will announce alternative arrangements for the special meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission (“SEC”).

What if my shares are held in street name?

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank, or other nominee that must be followed in order for your broker, bank, or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the enclosed postage-prepaid envelope.

If you do not provide instructions on how to vote, your broker may have authority to vote your shares. This is called a “broker non-vote.” Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors, the adoption of, or amendments to, certificates of incorporation or employee stock purchase plans, the issuance, reclassification or conversion of shares of common stock, or advisory proposals on executive compensation. Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for proposals 1-6 unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each proposal for further information.

If you hold shares through a broker, bank, or other nominee and wish to be able to vote in person at the special meeting, you must obtain a “legal proxy” from your broker, bank, or other nominee and present it to the inspector of election with your ballot at the special meeting.

May I revoke my proxy?

If you give a proxy, then you may revoke it at any time before it is exercised, as follows:

1.	You may send in another proxy bearing a later date;

2.	You may send written notice (if the stockholder is an entity, under its seal, by an officer or other authorized person of the entity) addressed to the Corporate Secretary at the Company’s principal executive and administrative offices that you are revoking your proxy; or

3.	You may vote in person at the special meeting.

What vote is required to approve each proposal?

Proposal 1: approval, for purposes of complying with the Nasdaq Listing Rules, of the issuance of shares of Common Stock upon conversion of the shares of the Series B Preferred Stock or exercise of the warrants issued by us pursuant to the terms of a Securities Purchase Agreement, dated as of February 28, 2022, in an amount equal to 20% or more of our Common Stock outstanding.

The approval of the Nasdaq Proposal I, as described in Proposal 1, requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting and entitled to vote thereon. An abstention or a broker non-vote will have no impact on the outcome of the vote on Proposal 1.

Proposal 2: approval, for purposes of complying with the Nasdaq Listing Rules, of the issuance of shares of Common Stock upon conversion of the senior secured convertible notes of the Company issued by us pursuant to the terms of a Securities Purchase Agreement, dated as of April 14, 2022, in an amount equal to 20% or more of our Common Stock outstanding.

The approval of the Nasdaq Proposal II, as described in Proposal 2, requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting and entitled to vote thereon. An abstention or a broker non-vote will have no impact on the outcome of the vote on Proposal 2.

Proposal 3: approval of the first amendment to the Plan.

The approval of the Equity Incentive Plan Amendment Proposal, as described in Proposal 3, requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting and entitled to vote thereon. An abstention or a broker non-vote will have no impact on the outcome of the vote on Proposal 3.

Proposal 4: approval of an amendment to our amended and restated certificate of incorporation to effect a 1-for-5 reverse stock split (e.g., Amendment 1) and to authorize our Board of Directors to implement or abandon Amendment 1 no later than September 30, 2022.

The approval of the Reverse Stock Split Proposal (1:5), as described in Proposal 4, requires the affirmative vote of the majority of the outstanding capital stock entitled to vote thereon. An abstention or a broker non-vote will be treated as a vote against Proposal 4.

Proposal 5: approval of an amendment to our amended and restated certificate of incorporation to effect a 1-for-10 reverse stock split (e.g., Amendment 2) and to authorize our Board of Directors to implement or abandon Amendment 2 no later than September 30, 2022.

The approval of the Reverse Stock Split Proposal (1:10), as described in Proposal 5, requires the affirmative vote of the majority of the outstanding capital stock entitled to vote thereon. An abstention or a broker non-vote will be treated as a vote against Proposal 5.

Proposal 6: approval of an amendment to our amended and restated certificate of incorporation to effect a 1-for-15 reverse stock split (e.g., Amendment 3) and to authorize our Board of Directors to implement or abandon Amendment 3 no later than September 30, 2022.

The approval of the Reverse Stock Split Proposal (1:15), as described in Proposal 6, requires the affirmative vote of the majority of the outstanding capital stock entitled to vote thereon. An abstention or a broker non-vote will be treated as a vote against Proposal 6.

Proposal 7: Adjournment of the special meeting.

The approval of a resolution authorizing the Board of Directors to adjourn the special meeting, as described in Proposal 7, requires the affirmative vote of the majority of votes cast by the stockholders present in person or proxy at the special meeting and entitled to vote thereon. An abstention or a broker non-vote will have no impact on the outcome of the vote on Proposal 7.

Are there any dissenters’ rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s amended and restated certificate of incorporation or the Company’s amended and restated bylaws provide a stockholder with a right to dissent and obtain appraisal of or payment for such stockholder’s shares.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Where are the Company’s principal executive and administrative offices?

The principal executive and administrative offices of the Company are located at 1720 Peachtree Street, Suite 629, Atlanta, GA 30309, and the telephone number is (404) 239-2863.

How can I obtain additional information about the Company?

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that it file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, the Company’s Exchange Act filings may be inspected and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, DC 20549, on official business days during its hours of operation. Please call the SEC at 1-800-SEC-0330 for further information about its public reference room.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the attached annexes contain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “may,” “will,” “should,” “could,” “anticipates,” “projects,” “targets”, “optimistic,” “intends,” or “aims,” or the negative thereof or other variations thereon or other comparable terminology. The forward-looking statements included in this proxy statement or the attached annexes are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statement. These risks and uncertainties include, but are not limited to, the following:

●	our stockholders failing to approve the Proposals;

●	risks arising from the diversion of management’s attention from our ongoing business operations;

●	risks associated with our ability to grow our Kandy Business and/or to identify and realize business opportunities following the Asset Sale Transaction;

●	fluctuations in demand for our service and technology;

●	risks of losing key personnel, customers, distributors, or suppliers;

●	protection of the Company’s intellectual property and government policies and regulations, including, but not limited to those affecting the Company’s industry; and

●	the other factors discussed under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended and updated from time to time in the Company’s subsequent filings with the SEC.

Readers are cautioned not to place undue reliance on forward-looking statements. Any forward-looking statement speaks only as of the date that it was made and we undertake no obligation to update any forward-looking statement, whether as a result of new information or otherwise.

PROPOSAL 1

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXERCISE OF THE
SECURITIES ISSUED BY US PURSUANT TO THE TERMS OF A SECURITIES PURCHASE

AGREEMENT DATED AS OF FEBRUARY 28, 2022

Background

 On March 1, 2022, we consummated the initial closing (the “Initial Closing”) of the transactions contemplated by the securities purchase agreement, dated as of February 28, 2022 (the “Feb. Purchase Agreement”), between the Company and the buyer set forth on the signature page thereto (the “Buyer”).

At the Initial Closing, the Company issued to the Buyer (i) 16,125 shares (the “Preferred Shares”) of Series B Preferred Stock, par value $0.0001 per share, of the Company (the “Series B Preferred Stock”) with a stated value of $1,000 per share, initially convertible into up to 16,125,000 shares of Common Stock at a conversion price of $1.00 per share, and (ii) a warrant (the “Warrant”) initially exercisable to purchase up to 16,125,000 shares of Common Stock, in a registered direct offering. The aggregate purchase price paid for the Preferred Shares and the Warrant at the Initial Closing was $15,000,000.

Pursuant to the Feb. Purchase Agreement, an additional 5,375 shares of Series B Preferred Stock may be issued and sold in one or more subsequent closings (each, an “Additional Closing”), in each case subject to certain closing conditions.

Pursuant to the Certificate of Designations of the Series B Preferred Stock (the “Certificate of Designation”), the Series B Preferred Stock is convertible into Common Stock at the election of the holder at any time at an initial conversion price of $1.00 (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). The Company is required to redeem the Preferred Shares in 12 equal monthly installments, commencing on April 1, 2022. Subject to certain conditions, including certain equity conditions, the Company may redeem the applicable number of Preferred Shares on each monthly redemption date either in cash, shares of Common Stock or a combination. The number of shares used to redeem any Preferred Shares in such event would be calculated as 88% of the lowest daily volume weighted average price of the Common Stock during the eight trading days immediately prior to the payment date. No dividends are payable on the Series B Preferred Stock, except that holders of Preferred Shares would be entitled to receive any dividends paid on account of the Common Stock, on an as-converted basis, and if a “Triggering Event” (as defined in the Certificate of Designations) occurs and is continuing, dividends will accrue on each Preferred Share at a rate of 15% per annum. The holders of Preferred Shares have no voting rights on account of the Series B Preferred Stock, other than with respect to certain matters affecting the rights of the Series B Preferred Stock.

The Warrant has an exercise price of $1.00 per share, subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable exercise price (subject to certain exceptions). If additional shares of Series B Preferred Stock are sold at one or more Additional Closings, the Warrant will automatically adjust such that they are exercisable for, in the aggregate, the total number of shares of Common Stock into which all shares of Series B Preferred Stock sold pursuant to the Feb. Purchase Agreement are convertible. The Warrant will be exercisable commencing on the date of issuance, and will expire five years from the date of the receipt of Stockholder Approval (as defined below).

Stockholder Approval Required

Our Common Stock is listed on the NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Feb. Purchase Agreement, we are seeking stockholder approval of this Proposal No. 1. Certain relevant sections of NASDAQ Listing Rule 5635 are generally described below:

●	NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer.

●	NASDAQ Listing Rule 5635(d) requires stockholder approval for the issuance, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance, for a price less than the “Minimum Price” as defined in the NASDAQ Listing Rules.

We seek your approval of this proposal in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the issuance of the Common Stock upon conversion of any shares of Series B Preferred Stock issued pursuant to the Feb. Purchase Agreement or exercise of the Warrant, in excess of 20% of the voting power of the Common Stock outstanding. At the Initial Closing, without giving effect to the 20% conversion cap applicable to the Preferred Shares or the Warrant unless and until stockholder approval is obtained as contemplated by this Proposal No. 1, the securities will be convertible into 32,250,000 shares of Common Stock, subject to adjustment as described above.

Pursuant to the Feb. Purchase Agreement, the Company agreed to seek the approval of its stockholders for the issuance of all securities to be issued pursuant to the Feb. Purchase Agreement, in compliance with the rules of the Nasdaq Capital Market (the “Stockholder Approval”). In connection with such agreement, the Company entered into voting agreements (the “Voting Agreements”) with each of Navigation Capital Partners SOF I, LLC (and an affiliated entity), Pensare Sponsor Group, LLC and Ribbon Communications Inc., each of which is a significant stockholder of the Company (each, a “Stockholder”). Pursuant to the Voting Agreements, each Stockholder has agreed, with respect to all of the voting securities of the Company that such Stockholder beneficially owns as of the date thereof or thereafter, to vote in favor of the Stockholder Approval. The approval of this proposal at the special meeting would constitute such approval for purposes of the Feb. Purchase Agreement and pursuant to NASDAQ Listing Rule 5635.

Consequences of Failing to Approve this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Feb. Purchase Agreement. The Feb. Purchase Agreement has already been executed and delivered, and the Initial Closing of the Feb. Purchase Agreement has occurred. The Buyer’s obligation to purchase additional shares of Series B Preferred Stock at an Additional Closing is subject to, among other things, the receipt of the Stockholder Approval. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, including through the sale of additional shares of Series B Preferred Stock at an Additional Closing, we may be required to curtail our plans to expand our business activities and may be required to reduce operating expenses, dispose of assets and/or take other actions, the effect of which may adversely impact future operating results. In addition, our failure to receive the stockholder approval of this proposal would result in our inability to issue shares at a price below the “Minimum Price” as defined in the NASDAQ Listing Rules and accordingly may prevent holders from exercising the Warrant on a cash basis to the extent the exercise price of the Warrant exceeds the then applicable market price of our Common Stock. We do not expect that holders of the Warrant will exercise the Warrant in that case, and, as a result, we would not receive any additional funds. The failure of our stockholders to approve this proposal will mean that (i) the conversion of the Preferred Shares and exercise of the Warrant will be limited to the extent that such conversion or exercise, together with any other shares issued pursuant to the Feb. Purchase Agreement or any Preferred Shares or the Warrant, would result in the issuance, in the aggregate, of no more than 20% of the shares of our Common Stock outstanding, and (ii) we would be subject to penalty payments if such stockholder approval has not been obtained by June 1, 2022.

Vote Required

Approval of this Proposal No. 1 requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting and entitled to vote thereon.

Board Recommendation

The Board of Directors unanimously recommends a vote “for” the approval, for purposes of complying with the Nasdaq Listing Rules, of the issuance of shares of Common Stock upon conversion of the Preferred Shares or exercise of the Warrant issued by us pursuant to the terms of a Securities Purchase Agreement, dated as of February 28, 2022, in an amount equal to 20% or more of our Common Stock outstanding.

PROPOSAL 2

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE
NOTES ISSUED BY US PURSUANT TO THE TERMS OF A SECURITIES PURCHASE AGREEMENT

DATED AS OF APRIL 14, 2022

Background

On April 19, 2022, we consummated the closing (the “Closing”) of the transactions contemplated by the securities purchase agreement, dated as of April 14, 2022 (the “Apr. Purchase Agreement”), between the Company and the purchaser set forth on the signature page thereto (the “Purchaser”). At the Closing, the Company issued to the Purchaser a new series of senior secured convertible notes of the Company (the “Notes”), in the aggregate original principal amount of $12,000,000, which are convertible into shares of Common Stock in a private placement. The aggregate purchase price paid for the Notes at the Closing was $10,000,000.

No interest shall accrue under the Notes unless an Event of Default (as defined in the Notes) has occurred and is continuing, at which time interest would accrue at the rate of 15% per annum, compounding monthly. The Notes will be convertible into Common Stock at the election of the holder at any time at an initial conversion price of $0.99 (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable Conversion Price (subject to certain exceptions). The Company will be required to redeem $800,000 of the outstanding amounts under the Notes on a monthly basis, commencing on August 1, 2022, until the maturity date of October 1, 2023, on which date all amounts that remain outstanding will be due and payable in full. Subject to certain conditions, including certain equity conditions, the Company may pay the amount due on each monthly redemption date, and the final amount due at maturity, either in cash, shares of Common Stock or a combination. The number of shares used to pay any portion of the Notes in such event would be calculated as 88% of the lowest daily volume weighted average price of the Common Stock during the eight trading days immediately prior to the payment date. The Notes may not be prepaid by the Company, other than as specifically permitted by the Notes.

The Notes rank senior to all outstanding and future indebtedness of the Company and its Subsidiaries (as defined in the Apr. Purchase Agreement), and are secured by a first priority perfected security interest in all of the existing and future assets of the Company and each Grantor (as defined in the Security Agreement), including a pledge of all of the capital stock of each of the Grantors (other than the Excluded Collateral, as defined in the Security Agreement), as evidenced by (i) a security and pledge agreement to be entered into at Closing (the “Security Agreement”), (ii) account control agreements to be entered into at Closing with respect to certain accounts described in the Note and the Security Agreement, and (iii) a guaranty to be executed by certain subsidiaries of the Company (the “Guaranty”) pursuant to which each of them will guaranty the obligations of the Company under the Notes and the other Transaction Documents (as defined in the Apr. Purchase Agreement).

Stockholder Approval Required

Our Common Stock is listed on the NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Apr. Purchase Agreement, we are seeking stockholder approval of this Proposal No. 2. Certain relevant sections of NASDAQ Listing Rule 5635 are generally described below:

●	NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer.

●	NASDAQ Listing Rule 5635(d) requires stockholder approval for the issuance, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance, for a price less than the “Minimum Price” as defined in the NASDAQ Listing Rules.

We seek your approval of this proposal in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the issuance of the Common Stock upon conversion of the Notes issued pursuant to the Apr. Purchase Agreement, in excess of 20% of the voting power of the Common Stock outstanding. At the Closing, without giving effect to the 20% conversion cap applicable to the Notes unless and until stockholder approval is obtained as contemplated by this Proposal No. 2, the Notes will be convertible into 12,121,212 shares of Common Stock, subject to adjustment as described above.

Pursuant to the Apr. Purchase Agreement, the Company agreed to seek the approval of its stockholders for the issuance of all securities to be issued pursuant to the Apr. Purchase Agreement, in compliance with the rules of the Nasdaq Capital Market (the “Apr. Stockholder Approval”). In connection with such agreement, the Company entered into voting agreements (the “Apr. Voting Agreements”) with each of Navigation Capital Partners SOF I, LLC (and an affiliated entity), Pensare Sponsor Group, LLC and Ribbon Communications Inc., each of which is a significant stockholder of the Company (each, a “Stockholder”). Pursuant to the Apr. Voting Agreements, each Stockholder has agreed, with respect to all of the voting securities of the Company that such Stockholder beneficially owns as of the date thereof or thereafter, to vote in favor of the Apr. Stockholder Approval. The approval of this proposal at the special meeting would constitute such approval for purposes of the Apr. Purchase Agreement and pursuant to NASDAQ Listing Rule 5635.

Consequences of Failing to Approve this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Apr. Purchase Agreement. The Apr. Purchase Agreement has already been executed and delivered, and the Closing of the Apr. Purchase Agreement has occurred. The failure of our stockholders to approve this proposal will mean that (i) the conversion of the Notes will be limited to the extent that such conversion, together with any other shares issued pursuant to the Apr. Purchase Agreement or the Notes, would result in the issuance, in the aggregate, of no more than 20% of the shares of our Common Stock outstanding, and (ii) we would be subject to penalty payments if such stockholder approval has not been obtained by June 1, 2022. Additionally, if this proposal is not approved by our stockholders, we may be required to repay our obligations under the Apr. Purchase Agreement in cash, rather than by the conversion of the Notes into shares of Common Stock.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are required to repay our obligations under the Apr. Purchase Agreement in cash rather than Common Stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the Apr. Purchase Agreement in cash, which may result in additional transaction expenses.

If our stockholders do not approve this proposal, we will be required to seek stockholder approval of this Proposal again on or before September 16, 2022, and thereafter semi-annually until we receive stockholder approval of this Proposal. As such, our failure to obtain stockholder approval of this proposal will require us to incur the costs of holding one or more additional stockholder meetings until we receive such approval.

Vote Required

Approval of this Proposal No. 2 requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting and entitled to vote thereon.

Board Recommendation

The Board of Directors unanimously recommends a vote “for” the approval, for purposes of complying with the Nasdaq Listing Rules, of the issuance of shares of Common Stock upon conversion of the Notes issued by us pursuant to the terms of a Securities Purchase Agreement, dated as of April 14, 2022, in an amount equal to 20% or more of our Common Stock outstanding.

PROPOSAL 3

APPROVAL AND ADOPTION OF THE FIRST AMENDMENT TO THE AMERICAN VIRTUAL CLOUD

TECHNOLOGIES, INC. 2020 EQUITY INCENTIVE PLAN

Background and Purpose

On March 25, 2022, our Board, adopted and approved the First Amendment (the “Amendment”) to the American Virtual Cloud Technologies, Inc. 2020 Equity Incentive Plan, which we now refer to as the Amended Plan, and recommended that it be submitted to our stockholders for their approval at the next annual meeting.

The purpose of the Amended Plan is to provide a means for us and our subsidiaries and other designated affiliates, which we refer to as related entities, to attract key personnel to provide services to us and our related entities, as well as to provide a means by which those key persons can acquire and maintain stock ownership, resulting in a strengthening of their commitment to our welfare and the welfare of our related entities and promoting the mutuality of interests between participants and our stockholders. A further purpose of the Amended Plan is to provide participants with additional incentive and reward opportunities designed to enhance our profitable growth and the profitable growth of our related entities and provide participants with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

As of the record date, the following shares of our Common Stock were authorized and available for issuance under the Amended Plan, prior to the Amendment:

Authorized	5,794,500
Available for Issuance	12,000

In order to continue to provide the appropriate equity incentives to employees and other service providers in the future, as well as to minimize potential adverse tax consequences to both the award recipients and us, on March 25, 2022, our Board approved, subject to stockholder approval, the following changes to be incorporated as part of the Amendment: (a) an increase of 4,205,500 shares of our Common Stock reserved for issuance under the Amended Plan from 5,794,500 to 10,000,000; (b) an increase of 4,205,500 shares of our Common Stock reserved for issuance of incentive stock options under the Amended Plan from 5,794,500 to 10,000,000; and (c) the removal of the annual $1 million limitation on the amount of awards that may be granted to a non-employee director in any one fiscal year.

Our Board recommends that stockholders approve these changes and if the stockholders do not approve them, the Amendment will not go into effect and our Board will consider whether to adopt some alternative arrangement based on its assessment of our needs. The text of the proposed Amendment is attached as Annex 1 to this proxy statement.

Stockholder approval of the Amended Plan is required (i) for purposes of complying with the stockholder approval requirements for listing our shares on Nasdaq, (ii) to comply with the incentive stock options rules under Section 422 of the Code, as described below, and (iii) for the Amended Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Exchange Act.

The effective date of the Amendment is March 25, 2022.

The following is a summary of certain principal features of the Amended Plan. This summary is qualified in its entirety by reference to the complete text of the Amended Plan. Stockholders are urged to read the actual text of the Amended Plan in its entirety which is set forth as Annex 1 to this proxy statement.

Shares Available for Awards

Currently, the total number of shares of our Common Stock that may be subject to the granting of awards (each, an “Award”) under the Amended Plan is equal to 5,794,500 shares. If the Amendment is approved, the total number of shares of our Common Stock that may be subject to the granting of Awards under such plan shall be equal to 10,000,000 shares.

As previously disclosed, on April 22, 2022, the Compensation Committee approved an amendment to the grant of restricted stock units previously made under the 2020 Equity Incentive Plan to Michael Tessler, the Chairman of the Company’s Board, to reduce the number of shares of Common Stock subject to such grant from 1,000,000 to 467,289 and to change the vesting schedule such that 83,330 shares will vest on each of May 1, 2022, August 1, 2022, November 1, 2022, February 1, 2023 and May 1, 2023, and the remaining 50,639 shares will vest on August 1, 2023, subject to Mr. Tessler’s continued service with the Company through such dates, and on April 25, 2022, the Company and Mr. Tessler entered into an amended and restated restricted stock unit award agreement reflecting such revised terms. If the Amended Plan is approved, we intend to grant additional restricted stock units to Mr. Tessler, with respect to 532,711 shares of Common Stock, under the Amended Plan.

If any shares of our Common Stock subject to an Award are forfeited, expire or otherwise terminate without issuance of such shares of our Common Stock, or is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of our Common Stock subject to such Award, the shares of our Common Stock to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Amended Plan. However, shares of our Common Stock withheld to pay the exercise price and/or applicable tax withholdings with respect to an Award, will not again be available for new grants.

Substitute Awards will not reduce the shares of our Common Stock authorized for delivery under the Amended Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of Common Stock of the entities party to such acquisition or combination) may be used for Awards under the Amended Plan and will not reduce the shares of our Common Stock authorized for delivery under the Amended Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

The aggregate fair market value of shares of our Common Stock on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

Currently, the maximum number of shares of our Common Stock that may be delivered under the Amended Plan as a result of the exercise of incentive stock options is 5,794,500, subject to certain adjustments. If the Amendment is approved, the total number of shares of our Common Stock that may be delivered under the Amended Plan as a result of the exercise of incentive stock options shall be equal to 10,000,000 shares.

A committee designated by the Board of Directors of the Company (the “Committee”) is authorized to adjust the limitations on the number of shares of our Common Stock available for issuance under the Amended Plan (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, shares of our Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the Amended Plan.

Eligibility

The persons eligible to receive Awards under the Amended Plan are the officers, directors, employees, consultants who provide services to us and our related entities. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of us or any related entity for purposes of eligibility for participation in the Amended Plan.

Administration

The Amended Plan is to be administered by the Committee, provided, however, that except as otherwise expressly provided in the Amended Plan, the independent members of our Board may elect to exercise any power or authority granted to the Committee under the Amended Plan. Subject to the terms of the Amended Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the Amended Plan, construe and interpret the Amended Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Amended Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the Amended Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a share of our Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a share of our Common Stock on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of our Common Stock on the date the ISO is granted.

For purposes of the Amended Plan, the term “fair market value” means the fair market value of shares of our Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a share of our Common Stock as of any given date is the closing sales price per share of our Common Stock as reported on the principal stock exchange or market on which shares of our Common Stock are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the Amended Plan to be paid in cash, shares of our Common Stock, other Awards or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights”, under the Amended Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the shares of our Common Stock subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of our Common Stock which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of the Company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive shares of our Common Stock or cash equal to the fair market value of the specified number of shares of our Common Stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with ownership of shares of our Common Stock, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of our Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, shall be deemed to have been reinvested in additional shares of our Common Stock, Awards or otherwise, or shall be settled upon vesting of such dividend equivalent as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of our Common Stock as a bonus free of restrictions, or to grant shares of our Common Stock or other Awards in lieu of Company obligations to pay cash under the Amended Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our Common Stock. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of shares of our Common Stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, shares of our Common Stock or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards

Awards may be settled in the form of cash, shares of our Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of our Common Stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the Amended Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of our Common Stock or other property to be distributed will be withheld (or that previously acquired shares of our Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Amended Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the Amended Plan from or through any participant will be subject to all terms and conditions of the Amended Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the Amended Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the Amended Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Awards under the Amended Plan shall be subject to a one-year minimum vesting schedule and a one-year minimum holding period, except in certain limited circumstances (death, disability, termination of employment and/or a change in control).

Acceleration of Vesting; Change in Control

Subject to certain limitations set forth in the Amended Plan, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a “change in control” of the Company, as defined in the Amended Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity (as defined in the Amended Plan), or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or other stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the Amended Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).

Subject to any limitations contained in the Amended Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the Amended Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the Amended Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the Amended Plan to participants designated by the Committee as “covered employees” and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.”

Clawback of Benefits

The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the Amended Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a “clawback policy.” In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the Amended Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s Award agreements (and/or awards issued under the Prior Plan) may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination

Our Board may amend, alter, suspend, discontinue or terminate the Amended Plan or the Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our Common Stock may then be listed or quoted; provided that, except as otherwise permitted by the Amended Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Amended Plan; provided that, except as otherwise permitted by the Amended Plan or Award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The Amended Plan will terminate at the earliest of (i) such time as no shares of our Common Stock remain available for issuance under the Amended Plan, (ii) termination of the Amended Plan by our Board, or (iii) the tenth anniversary of the effective date of the Amended Plan. Awards outstanding upon expiration of the Amended Plan will remain in effect until they have been exercised or terminated or have expired.

Federal Income Tax Consequences of Awards

The Amended Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the Amended Plan. On exercise of a nonqualified stock option granted under the Amended Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of our Common Stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares of our Common Stock will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares of our Common Stock will begin on that date.

If an optionee pays for shares of our Common Stock on exercise of an option by delivering shares of our Common Stock, the optionee will not recognize gain or loss on the shares of our Common Stock delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares of our Common Stock equal to the number of shares of our Common Stock delivered on exercise of the option, the optionee’s tax basis in the shares of our Common Stock represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares of our Common Stock delivered, and his or her holding period for those shares of our Common Stock will include his or her holding period for the shares of our Common Stock delivered. The optionee’s tax basis and holding period for the additional shares of our Common Stock received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share of our Common Stock received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share of our Common Stock and the holder’s tax basis in that share of our Common Stock will be long-term capital gain or loss.

If an optionee disposes of a share of our Common Stock acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share of our Common Stock on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share of our Common Stock on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share of our Common Stock on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the shares of our Common Stock exceeds one year.

An optionee who exercises an ISO by delivering shares of our Common Stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares of our Common Stock is treated as making a Disqualifying Disposition of those shares of our Common Stock. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share of our Common Stock and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of our Common Stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share of our Common Stock in the year in which the option is exercised, there will be no adjustment with respect to that share of our Common Stock. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share of our Common Stock acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share of our Common Stock for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share of our Common Stock acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share of our Common Stock, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the shares of our Common Stock are received equal to the excess, if any, of the fair market value of the shares of our Common Stock received over any amount paid by the recipient in exchange for the shares of our Common Stock. If, however, the shares of our Common Stock are not vested when they are received under the Amended Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares of our Common Stock), the recipient generally will not recognize income until the shares of our Common Stock become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares of our Common Stock on the date they become vested over any amount paid by the recipient in exchange for the shares of our Common Stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the shares of our Common Stock on the date the Award is granted over any amount paid by the recipient in exchange for the shares of our Common Stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares of our Common Stock acquired as Awards will be the amount paid for the shares of our Common Stock plus any ordinary income recognized either when the shares of our Common Stock are received or when the shares of our Common Stock become vested. Upon the disposition of any shares of our Common Stock received as a stock Award under the Amended Plan, the difference between the sales price and the recipient’s basis in the shares of our Common Stock will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares of our Common Stock have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights

The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the Amended Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of our Common Stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the shares of our Common Stock on the day they are received over any amounts paid by the recipient for the shares of our Common Stock.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of our Common Stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of our Common Stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code

The Amended Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the Amended Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Section 162 Limitations.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation, for this purpose, includes taxable income attributable to Awards granted under this Amended Plan and, therefore, some Awards may not be fully deductible by the Company under Section 162(m) of the Code.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Vote Required

Approval of this Proposal No. 3 requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting and entitled to vote thereon.

Board Recommendation

Our Board recommends that you vote “for” Proposal 3 to amend our 2020 Equity Incentive Plan to effect (a) an increase of 4,205,500 shares of our Common Stock reserved for issuance under the plan from 5,794,500 to 10,000,000; (b) an increase of 4,205,500 shares of our Common Stock reserved for issuance of incentive stock options under the plan from 5,794,500 to 10,000,000; and (c) the removal of the annual $1 million limitation on the amount of awards that may be granted to a non-employee director in any one fiscal year.

SUMMARY OF PROPOSALS 4, 5 AND 6

This summary is being provided with respect to each of the proposals 4, 5 and 6. All of the proposals are described in detail elsewhere in this proxy statement and this summary discusses the material items of each of the proposals 4, 5 and 6. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you.

Overview

Our Board of Directors has adopted a resolution authorizing us to submit to our stockholders three proposed amendments to our amended and restated certificate of incorporation. The first amendment (e.g. Amendment 1) contemplates a reverse stock split of shares of our outstanding Common Stock, at an exchange ratio of 1-for-5. The second amendment (e.g., Amendment 2) contemplates a reverse stock split of shares of our outstanding Common Stock, at an exchange ratio of 1-for-10. The third amendment (e.g., Amendment 3) contemplates a reverse stock split of shares of our outstanding Common Stock, at an exchange ratio of 1-for-15. Stockholder approval of each amendment will authorize our Board of Directors, in its discretion, to effect a reverse stock split, at the specific exchange ratio contemplated by that amendment, at any time (but in no event later than September 30, 2022).

The approval of all of the proposed amendments will give our Board of Directors discretion to effect a reverse stock split at the exchange ratio of 1-for-5 as provided in Proposal 3 (e.g., Amendment 1), at the exchange ratio of 1-for-10 as provided in Proposal 4 (e.g., Amendment 2), or at the exchange ratio of 1-for-15 as provided in Proposal 5 (e.g., Amendment 3), and to abandon the other amendments at any time prior to the effectiveness of its filing with the Secretary of State of the State of Delaware notwithstanding the authorization of the amendment(s) by the stockholders and without further action by the stockholders in accordance with Section 242(c) of the General Corporation Law of Delaware. Providing our Board of Directors with the discretion to select the exchange ratio at which to effect a reverse stock split from one of the exchange ratios contemplated by one of the three amendments proposed herein, as opposed to the approval of a reverse stock split at one specific ratio, will provide our Board with maximum flexibility to react to current market conditions and to therefore maximize our chances of achieving the purposes of the reverse stock split, and to act in the best interests of our Company and stockholders.

To effect a reverse stock split, we would file an amendment to our amended and restated certificate of incorporation approved by our Board of Directors and stockholders with the Secretary of State of the State of Delaware. Our Board of Directors intends to select one of the amendments to the amended and restated certificate of incorporation described herein to be filed with the Secretary of State of the State of Delaware to reduce the number of outstanding shares of Common Stock to the desired number and to abandon the other two amendments to the amended and restated certificate of incorporation. If our Board of Directors elects to implement a reverse stock split amendment approved by our stockholders, then the number of issued and outstanding shares of our Common Stock would be reduced at the exchange ratio of 1-for-5, 1-for-10 or 1-for-15, as selected by our Board. Any fractional share resulting from the exchange ratio for a reverse stock split will be converted into a right to receive cash in the amount described below. The par value of our Common Stock would remain unchanged at $0.0001 per share. A reverse stock split would become effective upon the filing of the amendment to our amended and restated certificate of incorporation approved by our Board of Directors and Stockholders with the Secretary of State of the State of Delaware. Our Board may elect, in its discretion, not to implement a reverse stock split, even if all three proposals to effect a reverse stock split are approved by our stockholders. In that case, all three amendments would be abandoned.

Purposes of a Reverse Stock Split

We have been advised by our financial advisor that a reverse stock split would enhance the acceptability and marketability of our Common Stock to the financial community and help mitigate reluctance on the part of certain investors to purchase our Common Stock.

Many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels, which may reduce the number of potential institutional investors who would purchase shares of our Common Stock if our Common Stock continues to trade at its current market price. The anticipated increased price per share that would be effected by a reverse stock split is expected to be attractive to many institutional investors.

In addition, our Board of Directors recognizes that because of the current price per share of our Common Stock, analysts at many leading brokerage firms are reluctant to recommend our Common Stock to their clients, or monitor the activity of our stock. A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our Common Stock could result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. This factor also may limit the willingness of institutions to purchase our Common Stock.

In our Board of Director’s view, these factors have contributed to a relatively low level of interest in our Company on the part of investment analysts, brokers and professionals and individual investors, which tends to depress the market for our Common Stock.

Furthermore, by potentially increasing our stock price, a reverse stock split would reduce the risk that our Common Stock could be delisted from the Nasdaq Capital Market. To continue our listing on the Nasdaq Capital Market, we must comply with Nasdaq Listing Rules, which requirements include a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). Since January 1, 2022 through A, 2022, the closing price of our Common Stock on the Nasdaq Capital Market has ranged from a low of $0.717 per share to a high of $2.56 per share, and has closed below $1.00 on multiple days. In the event that we were to fail to comply with the Minimum Bid Price Requirement and we are delisted from the Nasdaq Capital Market, our Common Stock may be delisted and trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets.

Our Board of Directors has considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from the Nasdaq Capital Market. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

Our Board of Directors believes that a reverse stock split is a potentially effective means for us to maintain compliance with the Minimum Bid Price Requirement and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

In consideration of the foregoing, our Board of Directors has proposed having the discretion to effect any one or more of the proposed reverse stock splits as a means of increasing the market price per share of our Common Stock.

Factors Influencing the Board of Directors’ Discretion in Implementing a Reverse Stock Split

Our Board currently intends to implement a reverse stock split at one of the ratios contemplated by the three amendment proposals described herein if such proposals are approved by our stockholders and it believes that such an action is in the best interests of our Company and stockholders. Such determination, as well as the determination of the specific ratio to be utilized, will be based on factors such as existing and expected marketability and liquidity of our Common Stock; prevailing market conditions; and the likely effect on the market price of our Common Stock. Our Board of Directors also will consider factors such as the historical and projected performance of our Common Stock; our projected performance; prevailing market and industry conditions; and general economic trends; and will place emphasis on the expected closing price of our Common Stock over the short and longer period following the effectiveness of a reverse stock split.

No further action on the part of our stockholders would be required to either implement or abandon any one or more of the proposed reverse stock splits. Notwithstanding approval of any one or more of the proposed reverse stock splits by the stockholders, our Board may, in its discretion, determine to delay the effectiveness of the implementation or abandonment of the reverse stock split(s), but in no event later than September 30, 2022.

Potential Effects of a Reverse Stock Split

The immediate effect of the implementation of a reverse stock split would be to reduce the number of shares of our outstanding Common Stock and is intended to increase the trading price of our Common Stock. However, we cannot predict the specific effect of any reverse stock split upon the market price of our Common Stock. Based on the data we have reviewed leading up to the amendment proposals, it appears that sometimes a reverse stock split improves stock performance and sometimes it does not, and sometimes a reverse stock split improves overall market capitalization and sometimes it does not. We cannot assure you that the trading price of our Common Stock after a reverse stock split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding as a result of such reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of factors, such as our operating results and other factors related to our business and general market conditions.

As a summary and for illustrative purposes only, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the potential reverse stock split ratios contemplated by the proposals herein based on 91,509,715 shares of our Common Stock outstanding as of the Record Date, without accounting for fractional shares, which will be cashed out:

Proposed Reverse Stock Split	Percentage Reduction	Shares to Be Outstanding
1-for-5	80%	18,301,943
1-for-10	90%	9,150,972
1-for-15	93%	6,405,680

The resulting decrease in the number of shares of our Common Stock outstanding could potentially impact the liquidity of our Common Stock on the Nasdaq Capital Market, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders

Stockholders should recognize that if a reverse stock split is effected, they will own a smaller number of shares of our Common Stock than they currently own (approximately equal to the number of shares owned immediately prior to the reverse stock split divided by five, ten or fifteen, depending on which reverse stock split ratio is implemented and after giving effect to the cash-out for fractional shares as described below). A reverse stock split would not affect any stockholder’s percentage ownership interests in our Company or proportionate voting power, except to the extent that a reverse stock split would otherwise result in any of our stockholders receiving cash in lieu of a fractional share. As described below, stockholders otherwise entitled to fractional shares as a result of a reverse stock split will be entitled to cash payments in lieu of such fractional shares. These cash payments will reduce the number of post-reverse stock split stockholders to the extent there are stockholders presently who own less than the number of shares of our Common Stock required to receive one share on a post-reverse stock split basis.

Effect on Options, Warrants and Other Securities

As a result of a reverse stock split, all outstanding warrants and preferred stock entitling their holders to purchase or obtain or convert into shares of our Common Stock would be adjusted, as required by the terms of these securities. In particular, such adjustments would reduce the number of shares of our Common Stock issuable upon the exercise of warrants or conversion of preferred stock proportionately based upon the reverse stock split ratio selected by our Board of Directors and, with respect to such warrants, proportionately increase by the same factor the exercise price per share of such warrants. We intend to adjust outstanding options to purchase our Common Stock, awarded under the Amended Plan, in a similar manner in accordance with our discretionary ability to do so under the terms of such Amended Plan. A reverse stock split would not affect any of the other rights currently accruing to holders of our Common Stock, preferred stock, options, warrants or other securities convertible into our Common Stock.

Other Effects on Outstanding Shares

If our Board of Directors implements a reverse stock split, then the rights and preferences of the outstanding shares of our Common Stock would remain the same after a reverse stock split. Each whole share of our Common Stock outstanding after a reverse stock split would continue to be fully paid and nonassessable.

While we intend that a reverse stock split will result in an increase in the market price of our Common Stock, a reverse stock split may not increase the market price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding or result in a permanent increase in the market price of our Common Stock (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after a reverse stock split. In addition, a reverse stock split will likely increase the number of our stockholders who own “odd-lots” (less than 100 shares). Stockholders who hold “odd-lots” typically will experience an increase in the cost of selling their shares, as well as potentially greater difficulty in effecting such sales. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lot” even multiples of 100 shares.

Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934. As a result, we are subject to the periodic reporting and other requirements of the Securities Exchange Act. A reverse stock split would not affect the registration of our Common Stock under the Securities Exchange Act or the listing of our Common Stock on the Nasdaq Capital Market. If a reverse stock split is effected, our Common Stock would continue to be listed on the Nasdaq Capital Market under the symbol “AVCT,” although it would be considered a new listing with a new CUSIP number.

Authorized Shares of Common Stock

A reverse stock split would not affect the numbers of authorized shares of our Common Stock and preferred stock, which would remain at 500,000,000 and 5,000,000, respectively. Accordingly, if we decide to implement a reverse stock split, the number of authorized but unissued shares of our Common Stock would increase. Such increased shares of Common Stock available for issuance may be used from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into Common Stock.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve any one or more of the three reverse stock split proposals, our Board of Directors may elect whether or not to effect any reverse stock split, as well as the specific exchange ratio among the ratios provided in the approved proposals or abandon one or more of such approved reverse stock split proposals, as discussed in this proxy statement, at any time, but in no event later than September 30, 2022. A reverse stock split would be implemented by filing the appropriate amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, and such reverse stock split would become effective on the date the filing is accepted by the Secretary of State of the State of Delaware.

If a reverse stock split is effected, stockholders holding certificated shares may exchange their stock certificates for new book entry shares, representing the appropriate number of shares of our Common Stock resulting from such reverse stock split (“New Shares”). Our transfer agent, Continental Stock Transfer and Trust Company, would act as the exchange agent for purposes of implementing the exchange of stock certificates for New Shares. As soon as practicable after the effective date of a reverse stock split, stockholders and holders of securities convertible into our Common Stock will be notified of the effectiveness of such reverse stock split. Each stockholder of record on the effective date of a reverse stock split will receive a letter of transmittal from our transfer agent advising of the procedure for surrendering stock certificates representing the number of shares of our Common Stock prior to such reverse stock split (“Old Stock Certificates”) for certificates or book entries representing the New Shares. Pursuant to applicable rules of the Nasdaq Capital Market, a stockholder’s Old Stock Certificates representing shares of our Common Stock cannot be used for either transfers or deliveries made on the Nasdaq Capital Market; thus a stockholder must exchange Old Stock Certificates representing shares of our Common Stock for the New Shares in order to do so.

YOU SHOULD NOT DESTROY YOUR OLD STOCK CERTIFICATES. ALSO, YOU SHOULD

NOT SURRENDER YOUR OLD STOCK CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.

As soon as practicable after the surrender to our transfer agent of an Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Stock Certificate had been issued certificates or book entries representing the New Shares.

Until surrendered as contemplated herein, each Old Stock Certificate shall be deemed at and after the effective date of a reverse stock split to represent that reduced number of full shares of our Common Stock resulting from such reverse stock split.

Any stockholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to a certificate or book entry representing the relevant New Shares after complying with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen stock certificate.

No service charges, brokerage commission or transfer taxes will be payable by any holder of an Old Stock Certificate, except that if any certificate or book entry representing the relevant New Shares are to be issued in a name other than that in which the Old Stock Certificate is registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay any applicable transfer taxes or establish to our satisfaction that such taxes are not payable; (ii) the transfer complies with all applicable federal and state securities laws; and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Stockholders who hold uncertificated shares, either as existing holders of book entry shares or as beneficial owners through brokerage or other “street name” accounts, would not be required to take any further actions. They will have their holdings electronically adjusted to give effect to a reverse stock split by our transfer agent (through the Direct Registration System) or, for beneficial owners, by their brokers, banks or other nominees which hold the shares in “street name” for their benefit.

All shares underlying warrants, preferred stocks and options also would be adjusted, automatically in the case of warrants and preferred stocks, or at the discretion of the Company in the case of options, on the effective date of a reverse stock split.

Fractional Shares

No fractional shares will be issued in connection with a reverse stock split. Stockholders who are due fractional shares because the number of shares of Common Stock they held before a reverse stock split would not be evenly divisible based upon the reverse stock split ratio selected by our Board of Directors will be entitled to a cash payment in U.S. dollars (without interest or deduction) in respect of such fractional shares. The cash payment for a fractional share will be determined on the basis of the average closing price of our Common Stock for the 5 trading days immediately preceding the effective date of a reverse stock split (as adjusted for that reverse stock split), as reported by the Nasdaq Capital Market. If any stockholder owns, in total, fewer than the number of shares to be converted into one share as a result of a reverse stock split, that stockholder’s share would be converted into a fractional share of Common Stock and, therefore, that stockholder would receive only cash in place of the fractional share as a result of the implementation of a reverse stock split. After a reverse stock split, stockholders would have no further interest in our Company with respect to any cashed-out shares. A person otherwise entitled to a fractional interest would not have any voting, dividend or other rights except to receive payment as described above.

Accounting Consequences

The par value of our Common Stock would remain unchanged at $0.0001 per share after implementing a reverse stock split. As a result of the implementation of a reverse stock split, the Common Stock value on our consolidated balance sheet will be reduced in proportion to the size of such reverse stock split, and additional paid-in capital will be increased by the same amount. Our stockholders’ equity, in the aggregate, will remain unchanged.

Federal Income Tax Consequences

The following is a general summary of certain material U.S. federal income tax consequences of a reverse stock split based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), is for general information purposes only, and does not purport to be complete. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, notwithstanding anything to the contrary, each stockholder should consult his or her tax advisor to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes (except with respect to any cash received in lieu of a fractional share as described below). The adjusted basis of the post-split shares of Common Stock will be the same as the adjusted basis of pre-split shares of Common Stock. The holding period of the new, post-split shares of Common Stock resulting from implementation of a reverse stock split will include the stockholder’s respective holding periods for the pre-split shares of Common Stock exchanged for the new shares of Common Stock.

A stockholder who receives cash in lieu of a fractional share will be treated as if we had issued a fractional share to the stockholder and then immediately redeemed the fractional share for cash. Depending on the stockholder’s individual circumstances, the redemption that is deemed to occur as a result of the cash received by a stockholder in lieu of a fractional share may be treated either as a distribution under section 301 of the Code, or as an exchange that results in a capital gain or loss to a stockholder. The determination of whether a redemption of the fractional shares will be treated as a distribution under section 301 of the Code, rather than as a payment in exchange for the fractional shares, will depend upon whether and to what extent the redemption reduces the stockholder’s percentage ownership interest in our Company. A redemption will be treated as an exchange that results in a capital gain or loss to a stockholder if the redemption (a) completely terminates the stockholder’s interest in our Company under section 302(b)(3) of the Code; (b) is “substantially disproportionate” with respect to the stockholder under section 302(b)(2) of the Code; or (c) is “not essentially equivalent to a dividend” under section 302(b)(1) of the Code.

A redemption will completely terminate a stockholder’s interest in our Company if, as a result of the redemption, such stockholder no longer owns any of our Company’s equity interests, either directly or constructively (under the constructive ownership rules of sections 302(c) and 318 of the Code). A redemption generally will be “substantially disproportionate” with respect to a stockholder if (a) the ratio of the Common Stock owned by such stockholder (including Common Stock constructively owned under sections 302(c) and 318 of the Code) immediately after the redemption to all the Common Stock is less than 80% of the same ratio for the Common Stock owned by the stockholder immediately before the redemption; and (b) the stockholder owns less than 50% of the total combined voting power of the Common Stock immediately after the redemption. Whether a redemption is “not essentially equivalent to a dividend” with respect to a stockholder will depend upon the stockholder’s particular circumstances. The IRS has ruled that a redemption of stock from a minority shareholder in a publicly held corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs is “not essentially equivalent to a dividend” if such shareholder has any reduction in such shareholder’s percentage stock ownership. In determining whether any of the foregoing tests have been satisfied, the stockholder is deemed, under the constructive ownership rules of sections 302(c) and 318 of the Code, to own any Common Stock owned by certain related persons and entities and any Common Stock that the stockholder or certain related persons and entities have an option to acquire. The rules under sections 302 and 318 of the Code are complex, and each stockholder should consult its own U.S. tax advisor to determine whether in the stockholder’s own particular case a redemption of Common Stock will be treated as a distribution under section 301 of the Code or as a payment in exchange for the Common Stock.

If a redemption that is deemed to occur as a result of the cash received by a stockholder in lieu of a fractional share is treated as a distribution under section 301 of the Code, the stockholder will be required to include the amount of such distribution in gross income as a dividend to the extent of the current or accumulated “earnings and profits” of our Company. To the extent that a distribution exceeds the current and accumulated “earnings and profits” of our Company, such distribution will be treated (a) first, as a tax-free return of capital to the extent of a stockholder’s tax basis in our Common Stock and, (b) thereafter, as gain from the sale or exchange of such Common Stock.

If a redemption is treated as an exchange, such stockholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such stockholder’s pre-split shares of Common Stock corresponding to the fractional share, had such fractional share actually been issued. Such gain or loss will be capital gain or loss (if such stock was held as a capital asset), and any such capital gain or loss will generally be long-term capital gain or loss to the extent such stockholder’s holding period exceeds 12 months.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. Our beliefs regarding the tax consequences of a reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A RECLASSIFICATION AND CONVERSION OF EACH OUTSTANDING SHARE OF COMMON STOCK INTO ONE-FIFTH OF A SHARE OF COMMON STOCK (E.G. A 1-FOR-5 REVERSE STOCK SPLIT) IN THE FORM ATTACHED AS ANNEX 2 (E.G. AMENDMENT 1) AND TO AUTHORIZE OUR BOARD OF DIRECTORS TO IMPLEMENT OR ABANDON AMENDMENT 1 NO LATER THAN SEPTEMBER 30, 2022 (E.G. THE REVERSE STOCK SPLIT PROPOSAL (1:5))

Votes Required for Approval of Proposal 4

The affirmative vote of the holders of a majority of the outstanding capital stock entitled to vote thereon will be required to approve Proposal 4. Abstentions and broker non-votes will have the same effect as negative votes.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our amended and restated certificate of incorporation or amended and restated bylaws in connection with this proposal.

Annex Relating to Proposal 4

The form of amendment to our amended and restated certificate of incorporation (e.g., Amendment 1), which is approved by voting “for” Proposal 4, is attached to this proxy statement as Annex 2.

Board Recommendation

Our Board recommends that you vote “for” Proposal 4 (e.g., the Reverse Stock Split Proposal (1:5)).

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A RECLASSIFICATION AND CONVERSION OF EACH OUTSTANDING SHARE OF COMMON STOCK (E.G. A 1-FOR-10 REVERSE STOCK SPLIT) IN THE FORM OF ANNEX 3 (E.G. AMENDMENT 2) AND TO AUTHORIZE OUR BOARD OF DIRECTORS TO IMPLEMENT OR ABANDON AMENDMENT 2 NO LATER THAN SEPTEMBER 30, 2022 (E.G. THE REVERSE STOCK SPLIT PROPOSAL (1:10))

Votes Required for Approval of Proposal 5

The affirmative vote of the holders of a majority of the outstanding capital stock entitled to vote thereon will be required to approve Proposal 5. Abstentions and broker non-votes will have the same effect as negative votes.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our amended and restated certificate of incorporation or amended and restated bylaws in connection with this proposal.

Annex Relating to Proposal 5

The form of amendment to our amended and restated certificate of incorporation (e.g., Amendment 2), which is approved by voting “for” Proposal 5, is attached to this proxy statement as Annex 3.

Board Recommendation

Our Board recommends that you vote “for” Proposal 5 (e.g., the Reverse Stock Split Proposal (1:10)).

PROPOSAL 6

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A RECLASSIFICATION AND CONVERSION OF EACH OUTSTANDING SHARE OF COMMON STOCK INTO ONE-FIFTEENTH OF A SHARE OF COMMON STOCK (E.G. A 1-FOR-15 REVERSE STOCK SPLIT) IN THE FORM OF ANNEX 4 (E.G. AMENDMENT 3) AND TO AUTHORIZE OUR BOARD OF DIRECTORS TO IMPLEMENT OR ABANDON AMENDMENT 4 NO LATER THAN SEPTEMBER 30, 2022 (E.G. THE REVERSE STOCK SPLIT PROPOSAL (1:15))

Votes Required for Approval of Proposal 6

The affirmative vote of the holders of a majority of the outstanding capital stock entitled to vote thereon will be required to approve Proposal 6. Abstentions and broker non-votes will have the same effect as negative votes.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our amended and restated certificate of incorporation or amended and restated bylaws in connection with this proposal.

Annex Relating to Proposal 6

The form of amendment to our amended and restated certificate of incorporation (e.g., Amendment 3), which is approved by voting “for” Proposal 6 is attached to this proxy statement as Annex 4.

Board Recommendation

Our Board recommends that you vote “for” Proposal 6 (e.g., the Reverse Stock Split Proposal (1:15)).

PROPOSAL 7

BOARD AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

If the number of shares of the Company’s capital stock present at the special meeting, in person or represented by proxy, and entitled to vote thereon is insufficient to constitute a quorum or if shares of capital stock voting in favor of one or more of the proposals is insufficient to take any of the actions described herein, then the Board intends to move to adjourn the special meeting to a later date or dates, if necessary, to enable the Board to solicit additional proxies. In that event, we will ask the Company’s stockholders to vote upon the adjournment of the special meeting, as described in this Proposal 6.

In this proposal, stockholders will be asked to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn the special meeting to a later date or dates, if necessary, so that a quorum exists or so the Board can solicit additional proxies. If the stockholders approve this adjournment proposal, then could the proxy holders may adjourn the special meeting, and use the additional time to obtain a quorum or to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat such proposal, could the proxy holders may adjourn the special meeting and seek to convince the holders of those shares to change their votes in favor or such proposal.

Generally, if the special meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than the announcement at the special meeting of the place, date and time to which the meeting is adjourned. However, the amended and restated bylaws of the Company provide that if the adjournment or adjournments are for more than 30 days, notice of the adjourned special meeting shall be given to each stockholder of record entitled to vote at the special meeting or if after adjournment a new record date for the stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors will fix a new record date for notice of such adjourned meeting and a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting as of the record date for notice of such adjourned meeting.

Vote Required

To be approved, the proposal to adjourn the special meeting requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or by proxy at the special meeting and entitled to vote thereon.

Board Recommendation

The Board unanimously recommends that stockholders vote “for” the Proposal 7.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information known to the Company regarding the beneficial ownership of our Common Stock as of March 31, 2022 by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

●	each of our executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The calculation of percentage of beneficial ownership is based on 89,566,997 shares of Common Stock outstanding as of March 31, 2022:

Name	Number of Shares Beneficially Owned(1)		Percent of Common Stock
Directors and Executive Officers of the Company:
Lawrence E. Mock, Jr.(3)	21,173,995	(4)(6)	23.6%
Darrell J. Mays	14,792,930	(2)	15.3%
Thomas H. King	51,811		*
Mark Downs	15,000		*
U. Bertram Ellis, Jr.	563,821		*
Karl Krapek	42,000		*
Dennis Lockhart	42,000		*
Dr. Klaas Baks	42,000		*
Kent Mathy	15,000		*
Dr. Robert Willis	-		-
Carolyn Byrd	-		-
Kevin Keough	-		-
Xavier Williams (resigned August 31, 2021)	187,500		*
Michael Tessler	1,000,000		1.1%
All directors and executive officers as a group (15 individuals)	37,926057		39.3%
Five Percent or More Holders and Certain Other Holders:
Ribbon Communications Inc.(5)	18,078,221		19.2%
Pensare Sponsor Group, LLC(8)	13,815,858		14.3%
Navigation Capital Partners II, L.P.(6)	10,228,929		11.4%
MasTec, Inc.(7)	5,002,060		5.4%
Hudson Bay Capital Management LP(9)	9,661,377		9.9%

*	Less than 1% of outstanding shares

(1)	Unless otherwise indicated, the business address of each of the persons and entities is 1720 Peachtree Street, Suite 629, Atlanta, GA 30309.

(2)	Includes 556,017 shares of Common Stock held by certain of Mr. Mays’ family members (or affiliated entities) who reside at least part-time with Mr. Mays. Mr. Mays disclaims beneficial ownership of all shares of Common Stock held by his family members. Also includes shares of Common Stock beneficially owned by Pensare Sponsor Group, LLC, as described in footnote (8).

(3)	Mr. Mock holds an economic interest in Pensare Sponsor Group, LLC and a pecuniary interest in the securities held by Pensare Sponsor Group, LLC. Mr. Mock disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(4)	According to the Amendment to Schedule 13D referred to in footnote (6) below, includes (i) 1,783,035 shares of Common Stock held directly by Holdings, (ii) 8,445,894 shares of Common Stock held directly by Navigation Capital, (iii) 905,342 shares of Common Stock held directly by Nobadeer L.P. (“Nobadeer”) and (iv) 10,039,724 shares of Common Stock held directly by Investment Sub.

(5)	According to an Amendment to Schedule 13D filed with the SEC on September 14, 2021 by Ribbon Communications Inc. (“Ribbon”), Ribbon holds 13,700,421 shares of Common Stock and warrants currently exercisable for a total of 4,377,800 shares of Common Stock. The business address of Ribbon is 6500 Chase Oaks Boulevard, Suite 100, Plano, TX 75023.

(6)	According to an Amendment to Schedule 13D filed with the SEC on November 17, 2021, on behalf of (i) Navigation Capital Partners II, L.P., a Delaware limited partnership (“Navigation Capital”), (ii) NCP General Partner II, LLC, a Delaware limited liability company, and the general partner of Navigation Capital (“NCP GP”), (iii) Stratos Management Systems Holdings, LLC, a Delaware limited liability company (“Holdings”), (iv) Navigation Capital Partners SOF I, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of New SPAC Opps (as defined below) (“Investment Sub”), (v) SPAC Opportunity Fund I, L.P., a Delaware limited liability company (“New SPAC Opps”), (vi) Navigation Capital Partners, Inc., a Delaware corporation which controls New SPAC Opps (“SPAC NCP”), (vii) Lawrence E. Mock, a citizen of the United States of America (“Mr. Mock”) and (x) a manager of NCP GP and (y) an officer that controls SPAC NCP, and (viii) John S. Richardson, a citizen of the United States of America (“Mr. Richardson” and collectively with Navigation Capital, NCP GP, Holdings, Investment Sub, New SPAC Opps, SPAC NCP and Mr. Mock, the “Reporting Persons”) and a manager of NCP GP, (a) Holdings directly owns 1,783,035 shares of Common Stock, (b) Navigation Capital directly owns 8,445,894 shares of Common Stock, and as the controlling member of Holdings, may, pursuant to Rule 13d-3, be deemed to beneficially own 1,783,035 shares of Common Stock directly held by Holdings, (c) NCP GP, as the general partner of Navigation Capital, and Mr. Richardson, as a manager of NCP GP, may, pursuant to Rule 13d-3, be deemed to beneficially own 10,228,929 shares of Common Stock, (d) Investment Sub directly owns 10,039,724 shares of Common Stock, (e) New SPAC Opps, as the sole member of Investment Sub, may, pursuant to Rule 13d-3, be deemed to beneficially own 10,039,724 shares of Common Stock, (f) SPAC NCP, as the manager of New SPAC Opps, may, pursuant to Rule 13d-3, be deemed to beneficially own 10,039,724 shares of Common Stock, and (g) Mr. Mock, as a manager of NCP GP, may, pursuant to Rule 13d-3, be deemed to beneficially own (i) 1,783,035 shares of Common Stock held directly by Holdings and (ii) 8,445,894 shares of Common Stock held directly by Navigation Capital. Mr. Mock, given his ability to control SPAC NCP, may, pursuant to Rule 13d-3, be deemed to beneficially own 10,039,724 shares of Common Stock held directly by Investment Sub. In addition, Nobadeer, an unaffiliated entity of all of the Reporting Persons, except for Mr. Mock, directly holds 905,342 shares of Common Stock. Mr. Mock is the general partner of Nobadeer, and as a result, may be deemed to indirectly beneficially own securities held by Nobadeer, Navigation Capital disclaims beneficial ownership of the securities directly held by Holdings except to the extent of its pecuniary interest therein. Mr. Richardson disclaim beneficial ownership of the securities described above except to the extent of his pecuniary interest therein. New SPAC Opps disclaims beneficial ownership of the securities held directly by Investment Sub except to the extent of its pecuniary interest therein. SPAC NCP disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Mr. Mock disclaims beneficial ownership of the securities described above except to the extent of his pecuniary interest therein. The business address of each of these stockholders is 2870 Peachtree Rd NW, Unit 509, Atlanta, GA 30305.

(7)	According to an Amendment to Schedule 13G filed with the SEC on September 10, 2021 by MasTec, Inc., (“MasTec”), MasTec holds 2,702,060 shares of Common Stock and warrants currently exercisable for a total of 2,300,000 shares of Common Stock. The business address of MasTec is 800 S. Douglas Road, 11th Floor, Coral Gables, FL 33134.

(8)	Includes 7,017,290 shares of Common Stock underlying warrants that are currently exercisable.
(9)	According to a Schedule 13G filed with the SEC on February 8, 2022 by Hudson Bay Capital Management LP (“HBCM”) and Mr. Sandy Gerber (together with HBCM, the “HB Reporting Persons”), the shares of Common Stock reported assume the exercise of warrants and the conversion of convertible notes held by Hudson Bay Master Fund Ltd. (collectively, the "Securities"), subject to the 9.99% Blocker (as defined below). Pursuant to the terms of the Securities, the HB Reporting Persons cannot exercise or convert such Securities if the HB Reporting Persons would beneficially own, after such exercise or conversion, more than 9.99% of the outstanding shares of Common Stock (the "9.99% Blocker"). The number of shares of Common Stock and percentage reported give effect to the 9.99% Blocker. Consequently, at the time of the filing of the Schedule 13G, the HB Reporting Persons were not able to exercise or convert all of the Securities due to the 9.99% Blocker. HBCM serves as the investment manager to Hudson Bay Master Fund Ltd. (“HBMF”), in whose name the Securities are held, and as such may be deemed to be the beneficial owner of all shares of Common Stock, if any, owned by HBMF, and Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of HBCM. Mr. Gerber disclaims beneficial ownership of the reported securities. The business address of each of the HB Reporting Persons is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

OTHER INFORMATION

Submission of Stockholder Proposals for the 2022 Annual Meeting of Stockholders

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2022 annual meeting of stockholders (the “2022 Annual Meeting”), pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received at our principal executive and administrative offices not later than August 15, 2022, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

Under the Company’s Bylaws, stockholders who wish to submit a proposal at the 2022 Annual Meeting, other than one that will be included in our proxy statement, including director nominations, must notify us between August 25, 2022, and September 24, 2022. If the date of the 2022 Annual Meeting is more than 30 days before or after the one-year anniversary of the 2021 annual meeting, a stockholder’s notice of a proposal will be timely if we receive it not earlier than the opening of business on the 120th day before the 2022 Annual Meeting and not later than the later of the close of business on the 90th day before the 2022 Annual Meeting or the 10th day following the day on which we publicly announce the date of the 2022 Annual Meeting. If a stockholder who wishes to present a proposal fails to notify us by August 15, 2022, and such proposal is brought before the 2022 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2022 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholders should submit their proposals to our principal executive and administrative offices at 1720 Peachtree Street, Suite 629, Atlanta, GA 30309, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information we file with the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. The reports and other information that we file with the SEC are also available in the Investor Relations section of our corporate website at https://www.avctechnologies.com/. The information located on, or hyperlinked or otherwise connected to, our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other files that we make with the SEC.

You may request a copy of our reports and other documents filed with the SEC at no cost by writing our Secretary at American Virtual Cloud Technologies, Inc., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309.

Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in this proxy statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this proxy statement. This proxy statement is dated February 14, 2022. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this proxy statement.

We have not authorized anyone to give you any information or to make any representation about the proposed Asset Sale Transaction or the Company that is different from or adds to the information contained in this proxy statement. Therefore, if anyone does give you any different or additional information, you should not rely on it.

MISCELLANEOUS AND OTHER MATTERS

We know of no other matters to be submitted to the special meeting. If any other matters properly come before the special meeting, it is the intention of the person named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: May 3, 2022

Annex 1

FIRST AMENDMENT

TO THE

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

2020 EQUITY INCENTIVE PLAN

THIS FIRST AMENDMENT (the “Amendment”) is made effective as of ___________, 2022, by AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC., a Delaware corporation (the “Company”), to the AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC. 2020 EQUITY INCENTIVE PLAN (the “Plan”).

W I T N E S S E T H:

WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them, and

WHEREAS, pursuant to Section 10(f) the Company reserved the right to amend said Plan;

NOW, THEREFORE, effective as of ____________, 2022, the Plan shall be amended as follows:

1.	Section 4(a) is hereby amended in its entirety to read as follows:

“(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to 10,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2.	Section 4(c)(vi) is hereby amended in its entirety to read as follows:

“(vi) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 10,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.”

3.	Section 4(c)(vii) is hereby deleted in its entirety and replaced with the following:

“(vii) Reserved.”

4.	In all other respects, the Plan shall remain unchanged by this Amendment.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed the day and year first above written.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC., a Delaware corporation

Dated:	By:

Name/Title:

A-1-1

Annex 2

Proposal 4: Form of Amendment to Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

American Virtual Cloud Technologies, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of ARTICLE IV, Section 4.3 thereof:

(e)

Upon this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-fifth (1/5) of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by one-fifth (1/5).

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-2-1

Annex 3

Proposal 5: Form of Amendment to Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

American Virtual Cloud Technologies, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of ARTICLE IV, Section 4.3 thereof:

(e)

Upon this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-tenth (1/10) of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by one-tenth (1/10).

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-3-1

Annex 4

Proposal 6: Form of Amendment to Third Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

American Virtual Cloud Technologies, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The amended and restated certificate of incorporation of the Corporation is hereby amended by inserting the following paragraph at the end of ARTICLE IV, Section 4.3 thereof:

(e)

Upon this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically reclassified as and converted into one-fifteenth (1/15) of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock as equals the product obtained by multiplying the number of shares of Common Stock represented by such certificate immediately prior to the Effective Time by one-fifteenth (1/15).

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-4-1

American Virtual Cloud Technologies, Inc. 1720 Peachtree Street, Suite 629 Atlanta, GA 30309

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, and Proxy Card are available at: www.cstproxy.com/avctechnologies/sm2022

Please sign, date, and mail your proxy card in the envelope provided promptly.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Thomas H. King as proxy to represent the undersigned at the Special Meeting of Stockholders to be held on May 24, 2022, at 10:00 a.m. local time at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

		FOR	AGAINST	ABSTAIN

1.	Approval of the Nasdaq Proposal I.	☐	☐	☐
2.	Approval of the Nasdaq Proposal II.	☐	☐	☐

3.	Approval of the Equity Incentive Plan Amendment Proposal.	☐	☐	☐
4.	Approval of the Reverse Stock Split Proposal (1:5).	☐	☐	☐
5.	Approval of the Reverse Stock Split Proposal (1:10).	☐	☐	☐
6.	Approval of the Reverse Stock Split Proposal (1:15).	☐	☐	☐
7.	Approval to authorize the Board of Directors to adjourn the special meeting to a later date or dates.	☐	☐	☐

If you plan to attend the special meeting in person, please check the following box:  ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Stockholder	Date
Signature of Stockholder	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.